SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2004

Martek Biosciences Corporation
(Exact name of registrant as specified in its
charter)

Delaware	000-22354	52-1399362

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

6480 Dobbin Road Columbia, Maryland	21045

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

MARTEK BIOSCIENCES CORPORATION

Item 5. Other Items and Regulation FD Disclosure.

     On May 21, 2004, Martek Biosciences Corporation’s senior management will be making the following presentation, attached hereto as Exhibit 99.1 and incorporated herein by reference, at the Bank of America Securities Health Care Conference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following is filed as an exhibit to this current report on Form 8-K:

99.1	Martek Biosciences Corporation’s Senior Management Presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEK BIOSCIENCES CORPORATION

Date: May 21, 2004	By: /s/George P. Barker

George P. Barker
Senior Vice President and General Counsel